UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2006
INTERWOVEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11TH Avenue Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (408) 774-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 27, 2006, Interwoven, Inc. (“Interwoven or the “Company”) released its consolidated financial results for the quarter ended March 31, 2006 in a press release and convened a conference call with shareholders, investors and analysts. The conference call was announced on April 5, 2006, is available to the public through live teleconference and audio Web cast on the date of this current report, and will continue to be available through audio replay or Web cast replay for a limited time after the date of this report. During this conference call, Interwoven presented slides in its Web cast containing reported gross margin percentage, operating margin percentage and net income (loss) per share for first quarter ended March 31, 2006, 2005 and 2004, on both a basis of accounting principles generally accepted in the United States of America and on a non-GAAP basis. This information, along with a quantitative reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.
     The table below reconciles the Company’s gross margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP gross margin percentage in each period. The Company computes its gross margin percentage by dividing gross profit, as reported, by total revenues, and computes its non-GAAP gross margin percentage by dividing non-GAAP gross profit by total revenues.

	Quarter Ended March 31,
	2006	2005	2004
Total revenues	$46,458	$42,485	$37,394

Gross profit, as reported	$30,429	$28,968	$24,676
Add certain charges:
Stock-based compensation expense (1)	200	28	121
Amortization of purchased technology	3,497	2,725	2,589

Non-GAAP gross profit	$34,126	$31,721	$27,386

Gross margin percentage, as reported	66%	68%	66%

Non-GAAP gross margin percentage	73%	75%	73%

(1)	As of January 1, 2006, the Company adopted Statement of Financial Accounting Standard (“SFAS”) No. 123R, Share-Based Payment, and recorded $200,000 in stock compensation expense in cost of revenues. Additionally, in accordance with Staff Accounting Bulletin No. 107, the Company reclassified expenses of $28,000 and $121,000 for the three months ended March 31, 2005 and 2004 associated with the amortization of stock-based compensation which had previously been recorded in a single line item in operating expenses in the Company’s consolidated statement of operations.

     The table below reconciles the Company’s operating margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP operating margin percentage in each period. The Company computes its operating margin percentage by dividing income (loss) from operations, as reported, by total revenues, and computes its non-GAAP operating margin percentage by dividing non-GAAP income (loss) from operations by total revenues.

	Quarter Ended March 31,
	2006	2005	2004
Total revenues	$46,458	$42,485	$37,394

Income (loss) from operations, as reported	$(2,277)	$(662)	$(7,254)
Add (deduct) certain charges:
Amortization of purchased technology	3,497	2,725	2,589
Stock-based compensation expense (1)	854	510	2,605
Amortization of intangible assets	828	856	1,207
Costs associated with retirement of Chief Executive Officer	1,620	—	—
Restructuring and excess facilities charges	(337)	(330)	—

Non-GAAP income (loss) from operations	$4,185	$3,099	$(853)

Operating margin percentage, as reported	(5)%	(2)%	(19)%

Non-GAAP operating margin percentage	9%	7%	(2)%

(1)	As of January 1, 2006, the Company adopted SFAS No. 123R and recorded $854,000 in stock compensation expense for the three month period ended March 31, 2006. Stock-based compensation expense for the three months ended March 31, 2005 and 2004 represent amortization of deferred stock-based compensation.
     The table below reconciles the Company’s net income (loss) per share calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP net income (loss) per share in each period. The Company computes net income (loss) per share by dividing net income (loss), as reported, by shares used in computing net income (loss) per share. The Company computes non-GAAP net income (loss) per share by dividing non-GAAP net income (loss) by shares used in computing non-GAAP net income (loss) per share. Shares used in computing these amounts include the weighted average shares outstanding for the periods presented plus dilutive common stock options, where appropriate.

	Quarter Ended March 31,
	2006	2005	2004
Net income (loss), as reported	$(1,443)	$(249)	$(6,984)

Add (deduct) certain charges:
Amortization of purchased technology	3,497	2,725	2,589
Stock-based compensation expense (1)	854	510	2,605
Amortization of intangible assets	828	856	1,207
Costs associated with retirement of Chief Executive Officer	1,620	—	—
Restructuring and excess facilities charges	(337)	(330)	—
Tax impact of non-GAAP adjustments	(1,416)	(996)	—

Non-GAAP net income (loss)	$3,603	$2,516	$(583)

Net income (loss) per share	$(0.03)	$(0.01)	$(0.17)

Non-GAAP net income (loss) per share	$0.08	$0.06	$(0.01)

Shares used in computing net income (loss) per share	42,430	41,137	40,137
Dilutive securities used in non-GAAP computation	769	975	—

Shares used in computing non-GAAP Income (loss) per share	43,199	42,112	40,137

(1)	As of January 1, 2006, the Company adopted SFAS No. 123R and recorded $854,000 in stock compensation expense for the three month period ended March 31, 2006. Stock-based compensation expense for the three months ended March 31, 2005 and 2004 represent amortization of deferred stock-based compensation.
     The press release furnished under Item 9.01 of this Current Report on Form 8-K includes measures of operating results, net loss, net loss per share and shares used in net income per share calculation, which are adjusted to exclude restructuring charges, stock-based compensation, amortization of intangible assets, certain non-recurring costs and the related tax impact of these adjustments and to include the dilutive impact of common stock options, and a reconciliation of Interwoven’s results prepared in accordance with accounting principles generally accepted in the United States of America to those non-GAAP results. These non-GAAP results are not in accordance with, or an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies. Interwoven believes that the presentation of non-GAAP results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Interwoven also believes that where the adjustments used in calculating non-GAAP net income and non-GAAP net income per share are based on specific, identified charges that impact different line items in the consolidated statements of operations (including cost of sales-license, cost of sales-support and service, sales and marketing, research and development, and general and administrative expenses), that it is useful to investors to know how these specific line items in the consolidated statements of operations are affected by these adjustments. In particular, as Interwoven begins to apply Statement of Financial Accounting Standard No. 123R (“SFAS No. 123R”), Share-based Payment, it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123R are reflected on its consolidated statements of operations. For its internal budgets, Interwoven’s management uses consolidated financial statements that do not include restructuring and excess facilities charges, retirement benefit costs associated with retirement of the Company’s Chief Executive Officer, stock-based compensation, amortization of intangible assets, and the related tax impact of these adjustments. Interwoven uses these non-GAAP measures in assessing corporate performance and determining incentive compensation. Readers are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.
     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 27, 2006*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.
April 27, 2006	By:	/s/ JOHN E. CALONICO, JR.
John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press release dated April 27, 2006. *

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.